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                                                                    EXHIBIT 10.2

                                 WAFERTECH, LLC

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of January 21, 1999 by and between Analog Devices, Inc., a Massachusetts corporation ("ADI"), and Altera Corporation, a Delaware corporation ("Altera").

     WHEREAS, ADI and Altera are members of WaferTech, LLC, a Delaware limited liability company (the "Company"), and parties to the Second Amended and Restated Limited Liability Company Agreement of WaferTech, LLC dated as of October 28, 1997 (the "LLC Agreement");

     WHEREAS, ADI proposes to transfer to Altera a Five Percent (5%) Membership Interest in the Company, corresponding to Eleven Million Two Hundred Fifty Thousand (11,250,000) Preferred Shares (the "Interest");

     WHEREAS, the Preferred Members have unanimously consented to the transfer of the Interest by ADI to Altera pursuant to a Unanimous Written Consent dated November 30, 1998;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   CAPITALIZED TERMS

     Capitalized terms not otherwise defined in this Agreement have the meanings assigned to them in the LLC Agreement.

2.   ASSIGNMENT AND ASSUMPTION

     In consideration of (i) the payment of the purchase price in the amount of Thirty-Seven Million Five Hundred Thousand Six Hundred Forty United States Dollars (U.S.$37,500,640) (the "Purchase Price") by Altera to ADI as provided herein and (ii) the assumption by Altera of the obligations associated with the Interest as set forth in the LLC Agreement and Purchase Agreement, ADI hereby irrevocably assigns, transfers and conveys to Altera all right, title and interest in and to, and all benefits and burdens of the ownership of, the Interest. Altera hereby assumes the obligations associated with the Interest as set forth in the LLC Agreement and Purchase Agreement.


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     3.   PAYMENT

          Altera shall pay the Purchase Price to ADI by the transfer of immediately available funds denominated in U.S. dollars for value before 2:00 p.m. EST January 29, 1999 to the following account:

                              Analog Devices, Inc.
                              BankBoston
                              Boston, Massachusetts
                              Account No.  521-79901
                              ABA No. 011-000-390

The assignment and assumption contemplated by Section 2 of this Agreement shall become effective immediately upon receipt by ADI of the full amount of the Purchase Price in the abovementioned account. Upon receipt of the Purchase Price, ADI shall deliver to Altera a written receipt therefor in the form of Exhibit A attached hereto.

     4.   ADI'S REPRESENTATIONS AND WARRANTIES.

          ADI hereby represents and warrants to Altera that:

          (i) ADI has the full right, power, and authority to execute this Agreement and to sell the Interest to Altera.

          (ii) The Interest is owned by ADI free and clear of any and all liens, encumbrances, charges, assessments and restrictions (other than restrictions on transfer imposed by the LLC Agreement and restrictions on transfer generally imposed on securities under Federal or state securities laws).

          (iii) Upon transfer of the Interest to Altera pursuant to this Agreement, Altera will, as a result, receive good title to the Interest, free and clear of any and all liens, encumbrances, claims, charges, assessments, and restrictions (other than restrictions on transfer imposed by the LLC Agreement and restrictions on transfer generally imposed on securities under Federal or state securities laws).

          (iv) All corporate action on the part of ADI, its directors and stockholders necessary for the authorization, execution, delivery and performance by ADI of this Agreement has been taken.

          (v) The execution, delivery and performance of and compliance with this Agreement and the sale of the Interest hereunder will not result in any violation of, or conflict with, or constitute a default under, ADI's charter or bylaws or any of ADI's material agreements (including but not limited to the LLC Agreement), or

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result in the creation of any mortgage, pledge, lien, encumbrance or charge upon the Interest being transferred.

          (vi) No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of ADI is required in connection with the valid execution and delivery of this Agreement, the sale of the Interest hereunder or the consummation of any other transaction contemplated hereby.

          (vii) (a) ADI has consulted its own independent tax advisors with respect to the transactions contemplated by this Agreement to the extent it deemed necessary and advisable; (b) ADI is not relying in any respect on WaferTech or any Managing Member, employee or other agent or representative of WaferTech to provide any advice with respect to the Federal, state, local or foreign tax consequences of the transactions contemplated hereby; and (c) ADI shall bear its own tax consequences, if any, associated with the transactions contemplated hereby and shall not seek any reimbursement in connection with any such tax consequences from Altera, WaferTech or any of their affiliates.

     5. ALTERA'S REPRESENTATIONS AND WARRANTIES.

          Altera hereby represents and warrants to ADI that:

          (i) Altera has the full right, power, and authority to execute this Agreement and to purchase the Interest from ADI.

          (ii) Altera understands and acknowledges that any further transfer of the Interest by Altera is restricted under the LLC Agreement.

          (iii) Altera is acquiring the Interest for its own account for investment, and not with a view to distribution.

     6.   EFFECT ON ANCILLARY AGREEMENTS.

          The parties acknowledge and agree that the transfer of the Interest pursuant to this Agreement will affect the Percentage Interests of ADI and Altera and, consequently, their respective rights and obligations under the Purchase Agreement, as well as their respective rights and obligations under the LLC Agreement, including under Section 19.2 thereof with respect to Future Purchase Agreements.


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     7.   MISCELLANEOUS.

          (a) FURTHER ASSURANCES. Each of the parties agrees to promptly execute and deliver any and all further agreements, documents, or instruments necessary to effectuate this Agreement and the transaction referred to herein or reasonably requested by the other party to perfect or evidence its rights hereunder.

          (b) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement shall survive the transfer of the Interest made pursuant to this Agreement.

          (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

          (d) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



                              ANALOG DEVICES, INC.

                              By: /s/ Joseph E. McDonough
                                  -----------------------------
                              Name    Joseph E. McDonough
                              Its     V.P. Finance, C.F.O.

                              ALTERA CORPORATION

                              By: /s/ Nathan M. Sarkisian
                                  -----------------------------
                              Name    Nathan M. Sarkisian
                              Its     Senior V.P. Finance, C.F.O.



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                                                                     Exhibit A


                                     RECEIPT

          Analog Devices, Inc. ("ADI") hereby acknowledges receipt of the sum of Thirty-Seven Million Five Hundred Thousand Six Hundred Forty United States Dollars (U.S. $37,500,640) from Altera Corporation ("Altera") constituting full payment of the purchase price payable under the Assignment and Assumption Agreement between ADI and Altera dated as of January 21, 1999. Accordingly the transfer of the Interest contemplated by the aforesaid Assignment and Assumption Agreement is effective as of the date hereof.

          IN WITNESS WHEREOF, this Receipt has been executed as of the date set forth below.

Date:  January 29, 1999                        ANALOG DEVICES, INC.


                                               By: /s/ Joseph E. McDonough
                                                   -----------------------------
                                               Name    Joseph E. McDonough
                                               Its     V.P. Finance, C.F.O.


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